Inventory	12 Months Ended
Dec. 31, 2022
Disclosure of inventories [Abstract]
Inventory	Inventory
The components of inventory are as follows:

As at Dec. 31	2022	2021
Parts, materials and supplies	83	82
Coal	43	27
Emission credits	27	55
Natural gas	4	3
Total	157	167
No inventory is pledged as security for liabilities.
During 2022, coal inventory increased primarily due to higher coal inventory volume at Centralia Unit 2 along with higher coal pricing.
As at Dec. 31, 2022, the Company holds 963,068 emission credits in inventory purchased externally with a recorded book value of $27 million (Dec. 31, 2021 – 2,033,752 emission credits with a recorded book value of $55 million). The Company also has approximately 1,869,450 (Dec. 31, 2021 – 1,922,973) of internally generated eligible emission credits from the Company's Wind and Solar and Hydro segments with no recorded book value. These emission credits can be used to offset future emission obligations from our gas facilities located in Canada where the compliance price of carbon is expected to increase, resulting in a reduced cash cost for carbon compliance. In addition, the Company holds approximately 1,750,000 (Dec. 31, 2021 – 1,750,000) eligible emission performance credits ("EPCs") with no recorded book value generated from assets formerly subject to the Hydro Power Purchase Arrangement ("Hydro PPA") during the year. The Balancing Pool is asserting ownership of these EPCs, which the Company has disputed through an arbitration to be heard in May 2023. Refer to Note 37 for further details.
During 2022, the Company utilized 1,169,333 emission credits with a carrying value of $35 million to settle the 2021 carbon compliance obligation of $47 million. The difference of $12 million has been recognized as a reduction in the Company's carbon compliance costs in the year.